EXHIBIT 99.2

Full Year 2007

Supplemental Financial Information

Feb. 21, 2008

DTE Energy®

Full Year 2007 Supplemental Financial Information Feb. 21, 2007

DTE Energy Company
Consolidated Statements of Financial Position (unaudited)

	December	December
	31	31
(in Millions)	2007	2006

ASSETS
Current Assets
Cash and cash equivalents	$123	$147
Restricted cash	140	146
Accounts receivable (less allowance for doubtful accounts of $182 and $170, respectively)
Customer	1,621	1,427
Collateral held by others	56	68
Other	448	442
Accrued power and gas supply cost recovery revenue	76	117
Inventories
Fuel and gas	429	562
Materials and supplies	204	153
Deferred income taxes	535	245
Assets from risk management and trading activities	195	461
Other	196	193
Current assets held for sale	83	—

	4,106	3,961

Investments
Nuclear decommissioning trust funds	824	740
Other	446	505

	1,270	1,245

Property
Property, plant and equipment	18,809	19,224
Less accumulated depreciation and depletion	(7,342)	(7,773)

	11,467	11,451

Other Assets
Goodwill	2,037	2,057
Regulatory assets	2,786	3,226
Securitized regulatory assets	1,124	1,235
Intangible assets	25	72
Notes receivable	87	164
Assets from risk management and trading activities	207	164
Prepaid pension assets	152	71
Other	118	139
Noncurrent assets held for sale	545	—

	7,081	7,128

Total Assets	$23,924	$23,785

The Consolidated Statements of Financial Position (Unaudited) should be read in conjunction with the
Notes to Consolidated Financial Statements appearing in the Forms 10-K and 10-Q.

DTE Energy Company
Consolidated Statements of Financial Position (unaudited)

	December	December
	31	31
(in Millions, Except Shares)	2007	2006

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,161	$1,145
Accrued interest	112	115
Dividends payable	87	94
Short-term borrowings	1,084	1,131
Current portion of long-term debt, including capital leases	454	354
Liabilities from risk management and trading activities	282	437
Deferred gains and reserves	400	208
Other	566	680
Current liabilities associated with assets held for sale	48	—

	4,194	4,164

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,576	5,918
Securitization bonds	1,065	1,185
Trust preferred-linked securities	289	289
Capital lease obligations	41	82

	6,971	7,474

Other Liabilities
Deferred income taxes	1,972	1,465
Regulatory liabilities	1,227	765
Asset retirement obligations	1,277	1,221
Unamortized investment tax credit	108	120
Liabilities from risk management and trading activities	452	259
Liabilities from transportation and storage contracts	126	157
Accrued pension liability	68	388
Accrued postretirement liability	1,094	1,414
Deferred gains from asset sales	15	36
Nuclear decommissioning	134	119
Other	303	312
Noncurrent liabilities associated with assets held for sale	82	—

	6,858	6,256

Commitments and Contingencies

Minority Interest	48	42

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 162,232,095 and 177,138,060 shares issued and outstanding, respectively	3,176	3,467
Retained earnings	2,790	2,593
Accumulated other comprehensive loss	(113)	(211)

	5,853	5,849

Total Liabilities and Shareholders’ Equity	$23,924	$23,785

The Consolidated Statements of Financial Position (Unaudited) should be read in conjunction with the
Notes to Consolidated Financial Statements appearing in the Forms 10-K and 10-Q.

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Year Ended
	December 31
(in Millions)	2007	2006
Operating Activities
Net Income	$971	$433
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	926	1,014
Deferred income taxes	144	28
Gain on sale of non-utility business	(900)	—
Other asset (gains), losses and reserves, net	(9)	(11)
Gain on sale of interests in synfuel projects	(248)	(38)
Impairment of synfuel projects	4	77
Partners’ share of synfuel project losses	(188)	(251)
Contributions from synfuel partners	229	197
Cumulative effect of accounting change	—	(1)
Changes in assets and liabilities, exclusive of changes shown separately	196	8

Net cash from operating activities	1,125	1,456

Investing Activities
Plant and equipment expenditures — utility	(1,035)	(1,126)
Plant and equipment expenditures — non-utility	(264)	(277)
Acquisitions, net of cash acquired	—	(42)
Proceeds from sale of interests in synfuel projects	447	246
Refunds to synfuel partners	(115)	—
Proceeds from sale of non-utility business	1,262	—
Proceeds from sale of other assets, net	85	67
Restricted cash for debt redemptions	6	(21)
Proceeds from sale of nuclear decommissioning trust fund assets	286	253
Investment in nuclear decommissioning trust funds	(323)	(284)
Other investments	(19)	(10)

Net cash from (used for) investing activities	330	(1,194)

Financing Activities
Issuance of long-term debt	50	612
Redemption of long-term debt	(393)	(687)
Short-term borrowings, net	(47)	291
Issuance of common stock	—	17
Repurchase of common stock	(708)	(61)
Dividends on common stock	(364)	(365)
Other	(6)	(10)

Net cash used for financing activities	(1,468)	(203)

Net Increase (Decrease) in Cash and Cash Equivalents	(13)	59
Cash and Cash Equivalents Reclassified to Assets Held for Sale	(11)	—
Cash and Cash Equivalents at Beginning of the Period	147	88

Cash and Cash Equivalents at End of the Period	$123	$147

The Consolidated Statements of Cash Flows (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in Forms 10-K and 10-Q.

The Detroit Edison Company
Consolidated Statements of Operations (unaudited)

	Year Ended
	December 31
(in Millions)	2007	2006

Operating Revenues	$4,900	$4,737

Operating Expenses
Fuel and purchased power	1,686	1,566
Operation and maintenance	1,422	1,337
Depreciation and amortization	764	812
Taxes other than income	277	252
Asset (gains) and reserves, net	8	(6)

	4,157	3,961

Operating Income	743	776

Other (Income) and Deductions
Interest expense	294	278
Interest income	(7)	(4)
Other income	(40)	(35)
Other expenses	30	55

	277	294

Income Before Income Taxes	466	482

Income Tax Provision	149	162

Income Before Accounting Change	317	320

Cumulative Effect of Accounting Change	—	1

Reported Earnings	317	321

Adjustments
Detroit Thermal reserve	17	—
Regulatory asset surcharge	6	—
Stranded cost and PSCR disallowance	—	38
Cumulative effect of accounting change	—	(1)

	23	37

Operating Earnings	$340	$358

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in Forms 10-K and 10-Q.

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Year Ended
	December 31
(in Millions)	2007	2006

Operating Revenues	$1,842	$1,811

Operating Expenses
Cost of gas	1,139	1,127
Operation and maintenance	422	421
Depreciation and amortization	93	95
Taxes other than income	55	53
Asset (gains) and losses, net	(3)	—

	1,706	1,696

Operating Income	136	115

Other (Income) and Deductions
Interest expense	60	67
Interest income	(10)	(12)
Other income	(12)	(8)
Other expenses	4	4

	42	51

Income Before Income Taxes	94	64
Income Tax Provision	23	12

Reported Earnings	71	52

Adjustments
Performance Excellence Process	6	16
December 2007 GCR disallowance	6	—

	12	16

Operating Earnings	$83	$68

DTE Energy Debt/Equity Calculation
As of December 31, 2007
($ millions)

Short-term borrowings	$1,084
Current portion of long-term debt, including capital leases	454
Mortgage bonds, notes and other	5,576
Securitization bonds	1,065
Capital lease obligations	41
less MichCon short-term debt	(455)
less Securitization bonds, including current portion	(1,185)

Total debt	6,580

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	5,853

Total capitalization	$12,722

Debt	51.7%
Preferred	2.3%
Common shareholders’ equity	46.0%

Total	100.0%

Sales Analysis – 2007
Electric Sales — Detroit Edison Service Area (GWh)

	2007	2006	% Change

Residential	16,147	15,769	2%
Commercial	19,332	17,948	8%
Industrial	13,338	13,235	1%
Other	3,300	3,228	2%

	52,117	50,180	4%
Choice*	2,239	3,603	-38%

TOTAL SALES	54,356	53,783	1%

*	Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	2007	2006	% Change

Residential	1,739,309	1,670,697	4%
Commercial	1,722,637	1,602,777	7%
Industrial	853,446	835,296	2%
Other	181,612	165,679	10%

	4,497,004	4,274,449	5%
Choice*	45,766	83,813	-45%

TOTAL REVENUES	4,542,770	4,358,262	4%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Sales — MichCon Service Area (Mcf)

	2007	2006	% Change

Residential	111,500,802	102,759,921	9%
Commercial	32,314,757	31,278,460	3%
Industrial	1,368,896	1,217,010	12%

	145,184,455	135,255,391	7%
End User Transportation*	131,793,468	135,850,307	-3%

TOTAL SALES	276,977,923	271,105,698	2%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	2007	2006	% Change

Residential	1,127,063	1,212,498	-7%
Commercial	321,452	366,381	-12%
Industrial	13,127	13,493	-3%

	1,461,642	1,592,372	-8%
End User Transportation*	139,742	134,929	4%

TOTAL REVENUES	1,601,384	1,727,301	-7%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	2007	2006	% Change

Actuals	944	836	13%
Normal	736	736

Deviation from normal	28%	14%
Heating Degree Days
MichCon service territory

	2007	2006	% Change

Actuals	6,257	5,779	8%
Normal	6,667	6,671

Deviation from normal	-6%	-13%

Sales Analysis — Q4 2007
Electric Sales — Detroit Edison Service Area (GWh)

	Q4 2007	Q4 2006	% Change

Residential	3,806	3,536	8%
Commercial	4,986	4,508	11%
Industrial	3,364	3,176	6%
Other	839	841	0%

	12,995	12,061	8%
Choice*	629	722	-13%

TOTAL SALES	13,624	12,783	7%

*	Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	Q4 2007	Q4 2006	% Change

Residential	410,328	375,094	9%
Commercial	446,154	402,351	11%
Industrial	205,487	202,239	2%
Other	50,295	40,499	24%

	1,112,264	1,020,183	9%
Choice*	12,149	15,419	-21%

TOTAL REVENUES	1,124,413	1,035,602	9%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Sales — MichCon Service Area (Mcf)

	Q4 2007	Q4 2006	% Change

Residential	33,891,991	33,418,677	1%
Commercial	9,838,467	8,974,517	10%
Industrial	359,755	284,327	27%

	44,090,213	42,677,521	3%
End User Transportation*	34,000,028	37,243,007	-9%

TOTAL SALES	78,090,241	79,920,528	-2%

*	Includes choice customers
     Gas Revenue — MichCon Service Area ($000s)

	Q4 2007	Q4 2006	% Change

Residential	331,421	333,234	-1%
Commercial	95,147	88,981	7%
Industrial	3,366	2,712	24%

	429,934	424,927	1%
End User Transportation*	38,205	38,963	-2%

TOTAL REVENUES	468,139	463,890	1%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q4 2007	Q4 2006	% Change

Actuals	54	3	1700%
Normal	6	6

Deviation from normal	800%	-50%
Heating Degree Days
MichCon service territory

	Q4 2007	Q4 2006	% Change

Actuals	2,149	2,097	2%
Normal	2,355	2,353

Deviation from normal	-9%	-11%